                                                                   EXHIBIT 99.24

[MERRILL LYNCH LOGO]               COMPUTATIONAL MATERIALS FOR
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2004-SL1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[205,021,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                                       [ ]
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                  JUNE 22, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]               COMPUTATIONAL MATERIALS FOR
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                              1                            2
------------------------------------------------------------------------------------------------------------------------
                   RATES                                                   Forward                      Forward
                   SPEED                                                    30 HEP                       30 HEP
              DEFAULT SEVERITY                                               100%                         100%
            DEFAULT P&I ADVANCE                                          100% Advance                100% Advance
            DEFAULT RECOVERY LAG                     Months                   6                            6
                  TRIGGERS                                                  Pass                         Fail
                CLEANUP CALL                                             To Maturity                  To Maturity
              DEFAULT BALANCE                                           Current Balance             Current Balance
              CPR = CDR + CRR                   Capped at prepay
                 CPR = CRR                         PSA standard            CPR = CRR                   CPR = CRR
------------------------------------------------------------------------------------------------------------------------
                       INITIAL
                        BOND        SUB-
CLASS      RATINGS      SIZE     ORDINATION
------------------------------------------------------------------------------------------------------------------------
A            AAA        61.40       38.60         CDR
                                                  CummLosses
------------------------------------------------------------------------------------------------------------------------
M1           AA         10.00       28.60         CDR                                     -                           -
                                                  CummLosses
------------------------------------------------------------------------------------------------------------------------
M2            A          8.05       20.55         CDR                                     -                           -
                                                  CummLosses
------------------------------------------------------------------------------------------------------------------------
M3           A -            -       20.55         CDR
                                                  CummLosses
------------------------------------------------------------------------------------------------------------------------
B1           BBB +          -       20.55         CDR
                                                  CummLosses
------------------------------------------------------------------------------------------------------------------------
B2           BBB         6.75       13.80         CDR
                                                  CummLosses
------------------------------------------------------------------------------------------------------------------------
B3           BBB-        1.75       12.05         CDR
                                                  CummLosses
------------------------------------------------------------------------------------------------------------------------
B4           BB          5.95        6.10         CDR                     4.54 CDR                     4.28 CDR
                                                  CummLosses        23,503,604.25 (11.46%)       22,272,621.66 (10.86%)
                                                  WAL                                   5.17                        8.87
------------------------------------------------------------------------------------------------------------------------
OC                       6.10          -                                                  -                           -

  TABLE                                    1                       1                          1
---------------------------------------------------------------------------------------------------------
                                        Maturity                Maturity                   Maturity
Severity                                  100                     100                         100
Triggers                                 Fail                     Fail                       Fail
  Lag                                      0                       0                          0
  Rate                                  Forward                 Forward                    Forward
 Prepay                                  25 HEP                  35 HEP                     45 HEP
 Default                             CPIM1 Revised             CPIM1 Revised            CPIM1 Revised
 CPR=CRR                                   PSA                    PSA                        PSA
---------------------------------------------------------------------------------------------------------
Price = 80                                  815                   938                        1067
    81                                      793                   910                        1032
    82                                      771                   882                         998
    83                                      749                   855                         964
    84                                      727                   828                         930
    85                                      706                   801                         897
    86                                      685                   774                         865
    87                                      665                   748                         833
    88                                      644                   723                         801
    89                                      624                   697                         769
    90                                      605                   673                         738
    91                                      585                   648                         708
    92                                      566                   624                         678
    93                                      547                   600                         648
    94                                      529                   576                         618
    95                                      510                   552                         589
    96                                      492                   529                         561
    97                                      474                   506                         532
    98                                      456                   484                         504
    99                                      439                   462                         476
   100                                      422                   439                         449
WAL for Princ Pmts                         8.16                  5.72                        4.31
Principal Writedown                  0.00 (0.00%)              0.00 (0.00%)              0.00 (0.00%)
Total Collat Loss(Forecasted)    22,636,943.76 (11.04%)    14,875,054.81 (7.26%)    10,050,674.93 (4.90%)
---------------------------------------------------------------------------------------------------------

  TABLE                                      2                       2                        2
-------------------------------------------------------------------------------------------------------
                                          Maturity                Maturity                 Maturity
Severity                                    100                     100                      100
Triggers                                   Fail                     Fail                     Fail
  Lag                                       0                        0                        0
  Rate                                 Forward + 200           Forward + 200            Forward + 200
 Prepay                                    20 HEP                  25 HEP                   30 HEP
 Default                               CPIM1 Revised            CPIM1 Revised            CPIM1 Revised
 CPR=CRR                                    PSA                     PSA                      PSA
-------------------------------------------------------------------------------------------------------
Price = 80                                  -880                    -113                      208
    81                                      -904                    -134                      186
    82                                      -927                    -154                      164
    83                                      -950                    -174                      142
    84                                      -972                    -193                      121
    85                                      -994                    -213                      100
    86                                     -1015                    -231                       80
    87                                     -1036                    -250                       60
    88                                     -1056                    -268                       40
    89                                     -1076                    -286                       20
    90                                     -1096                    -303                        1
    91                                     -1115                    -321                      -18
    92                                     -1134                    -338                      -36
    93                                     -1152                    -354                      -55
    94                                     -1170                    -371                      -73
    95                                     -1188                    -387                      -90
    96                                     -1206                    -403                     -108
    97                                     -1223                    -418                     -125
    98                                     -1240                    -434                     -142
    99                                     -1256                    -449                     -159
   100                                     -1272                    -464                     -175
WAL for Princ Pmts                         18.47                   12.86                     10.02
Principal Writedown               11,810,250.99 (96.82%)    7,885,238.63 (64.64%)   5,037,351.60 (41.30%)
Total Collat Loss(Forecasted)     28,472,704.89 (13.89%)   22,636,943.76 (11.04%)   18,255,243.19 (8.90%)
---------------------------------------------------------------------------------------------------------

  TABLE                                  3                          3                      3
---------------------------------------------------------------------------------------------------
                                      Maturity                   Maturity               Maturity
Severity                                100                        100                    100
Triggers                                Fail                       Fail                   Fail
  Lag                                    0                          0                      0
  Rate                                 Static                     Static                 Static
 Prepay                                30 HEP                     40 HEP                 50 HEP
 Default                            CPIM2 Revised              CPIM2 Revised          CPIM2 Revised
 CPR=CRR                                 PSA                       PSA                     PSA
---------------------------------------------------------------------------------------------------
Price = 80                                897                      1010                    1142
    81                                    873                       980                    1105
    82                                    850                       951                    1069
    83                                    827                       922                    1033
    84                                    805                       894                     997
    85                                    783                       866                     962
    86                                    761                       838                     927
    87                                    739                       810                     893
    88                                    718                       783                     860
    89                                    697                       757                     826
    90                                    676                       730                     793
    91                                    656                       704                     761
    92                                    635                       678                     729
    93                                    616                       653                     697
    94                                    596                       628                     666
    95                                    576                       603                     635
    96                                    557                       579                     604
    97                                    538                       554                     574
    98                                    519                       530                     544
    99                                    501                       507                     514
   100                                    482                       483                     485
WAL for Princ Pmts                       6.51                      4.88                    3.79
Principal Writedown                  0.00 (0.00%)              0.00 (0.00%)            0.00 (0.00%)
Total Collat Loss(Forecasted)    26,027,645.70 (12.70%)    17,631,996.08 (8.60%)    12,077,805.21 (5.89%)
---------------------------------------------------------------------------------------------------------